UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 3, 2006
                                                           -------------

                        Eagle Family Foods Holdings, Inc.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                    333-50305-01             13-3983598
          --------                    ------------             ----------
  (State or other jurisdiction    (Commission File Number)   (IRS Employer
      of incorporation)                                     Identification No.)

                            Eagle Family Foods, Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                    333-50305                 13-3982757
          --------                    ---------                 ----------
  (State or other jurisdiction   (Commission File Number)     (IRS Employer
         of incorporation)                                  Identification No.)


   735 Taylor Road, Suite 200, Gahanna, Ohio                      43250
   -----------------------------------------                   ------------
   (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (614) 501-4200
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

         On March 3, 2006, Eagle Family Foods, Inc. issued a press release announcing its retention of Lazard Freres & Co. LLC as a financial advisor. A copy of the press release is included as Exhibit 99.1 to this report and is incorporated by reference into this item.

Item 9.01.  Financial Statements and Exhibits.

     (a)  Financial statements of business acquired. Not applicable.

     (b)  Pro forma financial information: Not applicable.

     (c)  Exhibits

          Exhibit No.    Description
          -----------    -----------

          99.1           Press Release dated March 3, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                     EAGLE FAMILY FOODS HOLDINGS, INC.
                                     EAGLE FAMILY FOODS, INC.


Date: March 3, 2006                  By: /s/ Craig Steinke
      -------------                  ------------------------------------------
                                     Name:  Craig Steinke
                                     Title: President, Chief Executive
                                            Officer and Chief Financial Officer

                                INDEX TO EXHIBITS

     Exhibit No.     Description
     -----------     -----------

     99.1            Press Release dated March 3, 2006